SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-KA

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest event Reported): April 10, 2001


                       SOUTHERN GROUP INTERNATIONAL, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)

       Florida                     000-26509                   65-06001272
-----------------------            ---------               -------------------
(State or other              (Commission File Number)   (IRS Employer ID Number)
jurisdiction of
incorporation
or organization)


                        69 Mall Drive, Commack, NY 11725
                       ----------------------------------
                    (Address of principal executive offices)

                                 (631) 543-2800
                                 --------------
                         (Registrant's Telephone Number)



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Item 4.  Change in Registrant's certifying accountant.


         On April 3, 2001, the Company filed a Form 8-K disclosing termination of its relationship with its independent certified public accountant, Stuart H. Benjamin, P.C., and announcing appointment of Grant Thornton, LLP ("Grant") as the Company's new accountants. Although interviews with Grant took place, Grant was never engaged as the Company's independent certified public accountant. Accordingly, the disclosure of the engagement of Grant by the Company's management in the Company's April 3, 2001 Form 8-K was erroneous.

         On April 10, 2001, the Company engaged the accounting firm of Livingston, Wachtell & Co, LLP ("Livingston") as its independent public accountants to audit the Company's financial statements beginning with fiscal year ending December 31, 2000, and to review the Company's interim financial statements beginning with fiscal quarter ended March 31, 2001. The appointment of Livingston as the Company's independent public accountants was approved by the Company's Board of Directors.

         Prior to the appointment of Livingston, the Company did not consult with Livingston on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Southern Group International, Inc.




Date: April 18, 2001                          By: /s/ Konrad C. Kim
                                              ------------------------
                                              Konrad C. Kim, President



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